united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska 68137

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/14

Item 1. Reports to Stockholders.

Annual Report
November 30, 2014

1-855-294-7538

Distributed by Northern Lights Distributors, LLC.
Member FINRA

Shareholder Annual Letter, November 30, 2014

The Inflation Hedges Strategy Fund seeks to provide current income and real (after inflation) total returns. The Fund is designed with the potential to perform well relative to stocks and bonds during periods of increasing inflation. With traditional asset classes appearing to become more correlated, the Fund attempts to provide a way for investors to diversify into asset classes that are historically less correlated to stocks and bonds.

Highlights

●	As of November 30, 2014, the Fund provided a one-year total return at NAV of 0.15%, outperforming the Bloomberg Commodity Index return of -9.04% by a wide margin, and also outperforming the U.S. TIPS index return of -0.17%.

●	During the period the Fund introduced Master Limited Partnerships (MLPs) to the portfolio for the first time, and subsequently introduced a new sub-advisor to manage a portion of the MLP sleeve; NBW Capital, LLC.

●	The Fund’s allocation to “long-short” commodities was increased during the period. This provided a valuable buffer to downside volatility, particularly in the latter portion of the period, which was characterized by a pronounced decline in energy prices, particularly that of oil.

●	The mutual fund is managed with a long-term approach that seeks to provide a total return of CPI+5% over a multi-year time frame by using a combination of active and passive strategies to manage allocations to Global Natural Resource equities, MLPs, Commodities, Bank Loans and Inflation Linked Bonds.

Market Review and Outlook

A backdrop of sharply lower oil prices during the final months of the period was the dominant investment driver for many of the asset classes in which the Fund invests. The impact was widespread, with the decline negatively affecting an array of global natural resource equities and long commodities, and also extending further, to assets not directly tied to exploration and production, such as MLPs with operations based on fixed contracts in transportation and infrastructure. In our view this pronounced move to the downside represented an “irrational” market dislocation, bringing with it the potential for a near-term rebound in a variety of security types affected by the volatility. In general, the economic environment extended the decline in inflation expectations that had been developing over the second half of the year, in sharp contrast to widespread concerns earlier in 2014 that many inflationary drivers were becoming more apparent. We believe that inflationary concerns remain valid, albeit muted by near-term economic developments.

Looking ahead, we believe a continuation of historically low oil prices driven by supply improvements will be accretive to the margins of energy-intensive businesses. This will be generally favorable for economic growth in the U.S. where the Fed has been aggressively stimulative for some time, and has successfully kept demand up. However, weaker demand in Europe and Japan, and also in China, creates uncertainty about the strength of the global environment. Further, wage pressures in the U.S. could well develop as a result of declining levels of unemployment, despite lower levels of work force participation. Such cross currents will likely persist well into first half of 2015. In such an environment, the potential for the Fed to “overshoot” and delay rate hikes contributes to the possibility of increasing inflation in the future. As a result, we believe that inflation remains “cheap” (i.e. relatively inexpensive to hedge against), and it may be a good time to consider adding inflation protection into portfolios.

Contributors and Detractors/Current Fund Positioning

The Fund benefited from a zero weight to TIPs throughout the period, (TIPs are designed to perform well in an environment of rising inflation expectations). Currently we are monitoring TIPs closely given their increasingly attractive valuations, and we may add these securities as inflationary trends unfold in 2015. The Fund’s overweight to Long/Short Commodities was strongly positive during the period and helped offset declines in MLPs and Global

1

Natural Resources. The Fund remains overweight Long/Short Commodities and has reduced its exposure to MLPs given our expectation for continued pressure on energy-related assets. We maintain a significant weighting in Global Natural Resources equities where we believe the active management provided by our sub-adviser, The Boston Company Asset Management, can continue to generate attractive performance versus passive approaches in this area. The Fund benefitted from its allocation to Bank Loans, and we retain a significant weighting in this asset class.

Definitions

Barclays U.S. TIPS (1-5 year) Index: The index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

Bloomberg Commodity Index Total Return: The Bloomberg Commodity Total Return index is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index. This combines the returns of the Bloomberg Commodity Index with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills.

NLD Review Code 3069-NLD-1/23/2015

2

Inflation Hedges Strategy Fund
PORTFOLIO REVIEW
Since Inception through November 30, 2014

Total Returns as of November 30, 2014

		Since
		Inception	Since
	One	Class I and	Inception
	Year	Class R *	Class C **
Inflation Hedges Strategy Fund – Class C	—	—	2.31%
Inflation Hedges Strategy Fund – Class I	0.15%	0.14%	—
Inflation Hedges Strategy Fund – Class R	(0.12)%	(0.06)%	—
Barclays U.S. TIPS (1-5 Year) Index	(0.05)%	(0.92)%	0.46%
Custom Blended Benchmark	(2.46)%	(3.16)%	(3.43)%
Dow Jones- UBS Commodity Index Total Return	(1.78)%	(3.03)%	(2.75)%

*	Class I and Class R commenced operations on February 12, 2013

**	Class C commenced operations on December 2, 2013

The Barclays U.S. TIPS (1-5 year) Index is an unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. Investors cannot invest directly in an index or benchmark.

The Fund’s custom benchmark is comprised of: 30% S&P Global Natural Resource Net Total Return Index, 25% S&P / LSTA Leveraged Loan Total Return Index, 25% Barclays U.S. TIPS (1-5 year) Index, 20% Dow Jones-UBS Commodity Index Total Return, which are defined below. Investors cannot invest directly in an index or benchmark.

- S&P Global Natural Resource Net Total Return Index is an unmanaged index that includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific invest ability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy and metals & mining.

- S&P / LSTA Leveraged Loan Total Return Index is an unmanaged capitalization-weighted syndicated loan index based upon market weightings, spreads and interest payments. The S&P/LSTA Leveraged Loan Index (LLI) covers the U.S. market back to 1997 and currently calculates on a daily basis.

- Barclays U.S. TIPS (1-5 year) Index is an unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

- Dow Jones-UBS Commodity Index Total Return is an unmanaged index that is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME).

Dow Jones- Dow Jones-UBS Commodity Index Total Return is an unmanaged index that is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME). Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, are 8.58%, 8.83% and 9.58% for Class I, Class R and Class C, respectively. The chart does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call 1-855-294-7538.

3

Inflation Hedges Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
November 30, 2014

Shares		Value

	COMMON STOCK - 42.63%
	AGRICULTURE - 2.22%
3,451	Archer-Daniels-Midland Co.	$181,799
1,003	Bunge Ltd.	91,042
		272,841
	BUILDING MATERIALS - 2.92%
1,083	Eagle Materials, Inc.	89,228
878	Martin Marietta Materials, Inc.	105,395
1,247	Owens Corning, Inc.	43,445
1,821	Vulcan Materials Co.	120,368
		358,436
	CHEMICALS - 5.86%
468	Airgas, Inc.	54,115
531	CF Industries Holdings, Inc.	142,388
2,284	Mosaic Company	104,539
282	PPG Industries, Inc.	61,708
5,018	Potash Corp. Saskatchewan, Inc.	174,426
423	Praxair, Inc.	54,305
674	Valspar Corp.	56,555
2,370	K+S AG	71,271
		719,307
	COAL - 0.11%
200	Alliance Resource Partners LP	9,212
400	Natural Resource Partners LP	4,776
		13,988
	ELECTRIC - 0.31%
6,272	Infraestructura Energetica Nova SAB de CV	37,634

	FOOD - 0.50%
1,671	ConAgra Foods, Inc.	61,025

	GAS - 0.44%
300	AmeriGas Partners LP	13,858
1,156	NGL Energy Partners LP	40,344
		54,202
	HOUSEWARES - 0.64%
2150	Newell Rubbermaid, Inc.	78,067

	IRON/STEEL - 1.60%
2,364	Nucor Corp.	126,781
2,081	United States Steel Corp.	69,401
		196,182
	MINING - 4.29%
1,724	Agnico Eagle Mines, Ltd.	40,497
7,032	Alcoa, Inc.	121,584
1,152	Franco-Nevada Corp.	58,503
150	Hi-Crush Partners LP	5,526
13,138	Hindalco Industries Ltd., 144A	36,721

See accompanying notes to consolidated financial statements.

4

Inflation Hedges Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2014

Shares		Value

	MINING (Continued) - 4.29%
15,112	Norsk Hydro ASA	$88,607
948	Rio Tinto Ltd.	47,796
2,555	Silver Wheaton Corp.	50,896
5,000	Sumitomo Metal Mining Co. Ltd.	76,557
		526,687
	OIL & GAS - 5.69%
1,086	Anadarko Petroleum Corp.	85,957
300	Atlas Resource Partners LP	4,563
796	BreitBurn Energy Partners LP	10,519
300	Calumet Specialty Products	7,860
896	EOG Resources, Inc.	77,701
200	EV Energy Partner LP	5,666
1,885	Exxon Mobil Corp.	170,668
200	Legacy Reserves LP	3,566
1,000	Linn Energy LLC-Units	18,250
400	Memorial Production Partners	5,504
574	Occidental Petroleum Corp.	45,788
1,118	Phillips 66	81,636
3,754	Repsol SA	84,429
200	Seadrill Partners LLC	3,384
300	Suburban Propane Partners LP	13,500
1,453	Valero Energy Corp.	70,630
400	Vanguard Natural Resources LLC	9,288
		698,909
	OIL & GAS SERVICES - 2.19%
1,182	Cameron International Corp. *	60,613
200	Exterran Partners LP	4,944
1,469	Halliburton Co.	61,992
735	National Oilwell Varco, Inc.	49,274
735	Schlumberger Ltd.	63,173
946	Western Refining Logistics LP	29,421
		269,417
	PACKAGING & CONTAINERS - 0.51%
841	Packaging Corp of America	62,469

	PIPELINES - 13.24%
900	Access Midstream Parnters LP	56,412
600	Atlas Pipeline Partners LP	19,704
900	Buckeye Partners LP	69,183
1,050	Crestwood Midstream Partners	21,084
600	DCP Midstream Partners LP	28,747
379	EQT Midstream Partners LP	31,700
1,000	Enbridge Energy Partners LP	37,500
2,250	Energy Tranfer Partners LP	146,632
650	EnLink Midstream Partners LP	18,129
8,650	Enterprise Products Partners	322,991

See accompanying notes to consolidated financial statements.

5

Inflation Hedges Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2014

Shares		Value

	PIPELINES (Continued) - 13.24%
400	Genesis Energy LP	$17,612
1,368	Kinder Morgan Ener Partners	56,567
150	MPLX LP	9,962
1,650	Magellan Midstream Partners LP	136,768
1,175	MarkWest Energy Partners	83,496
300	NuStar Energy LP	16,800
1,200	ONEOK Partners LP	52,896
150	Phillips 66 Partners LP	9,338
2,600	Plains All Amer. Pipeline LP	133,770
2,250	Regency Energy Partners LP	64,103
350	Spectra Energy Partners LP	18,889
1,050	Sunoco Logistics Partners LP	50,548
300	TC Pipelines LP	21,597
435	Tallgrass Energy Partners LP	18,588
750	Targa Resources Partners LP	41,123
300	Tesoro Logistics LP	17,181
450	Western Gas Partenrs LP	31,918
579	Williams Cos, Inc.	29,963
1,200	Williams Partners LP	62,088
		1,625,289
	RETAIL - 0.07%
300	Ferrellgas Partners LP	8,328

	TRANSPORTATION - 2.04%
200	Golar LNG Partners LP	6,580
605	Kansas City Southern	71,960
621	Kirby Corp *	59,703
300	Navios Maritime Partners	3,888
300	Teekay LNG Partners LP	10,806
300	Teekay Offshore Partners LP	7,713
768	Union Pacific Corp.	89,679
		250,329

	TOTAL COMMON STOCK
	(Cost - $5,315,968)	5,233,110

	EXCHANGE TRADED FUND - 29.45%
	DEBT FUND - 29.45%
148,500	PowerShares Senior Loan Portfolio	3,615,975
	TOTAL EXCHANGE TRADED FUND
	(Cost - $3,661,295)

	SHORT-TERM INVESTMENT - 22.53%
	MONEY MARKET FUND - 22.53%
2,765,523	BlackRock Liquidity Funds T-Fund Portfolio, 0.04% + ^ **	2,765,523
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $2,765,523)

See accompanying notes to consolidated financial statements.

6

Inflation Hedges Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2014

Value

TOTAL INVESTMENTS - 94.61% (Cost - $11,742,786) (a)	$11,614,608
OTHER ASSETS LESS LIABILITIES - 5.39%	661,767
NET ASSETS - 100.00%	$12,276,375

		Unrealized
		Appreciation/
Contracts		(Depreciation)
	OPEN FUTURES CONTRACTS LONG - (0.27) % ^
10	Cocoa	(24,060)
	(Underlying Face Amount at Value $283,600)
4	Coffee	(32,194)
	(Underlying Face Amount at Value $281,175)
1	Copper Future	(4,212)
	(Underlying Face Amount at Value $71,200)
5	Feeder Cattle	(2,250)
	(Underlying Face Amount at Value $575,500)
1	Gasoline RBOB	(13,322)
	(Underlying Face Amount at Value $76,759)
16	Lean Hogs	13,070
	(Underlying Face Amount at Value $586,240)
9	Live Cattle	33,780
	(Underlying Face Amount at Value $580,680)
14	Natural Gas Future	(1,810)
	(Underlying Face Amount at Value $506,520)
1	NY Harbor ULSD Futures	(8,833)
	(Underlying Face Amount at Value $89,578)
1	NYMEX Palladium	4,025
	(Underlying Face Amount at Value $81,330)
13	Soybean Meal	2,660
	(Underlying Face Amount at Value $445,770)
	TOTAL OPEN FUTURES CONTRACTS LONG	(33,146)

	OPEN FUTURES CONTRACTS SHORT - 1.36% ^
6	Brent Crude Future	108,600
	(Underlying Face Amount at Value $450,840)
20	Corn Future	(3,488)
	(Underlying Face Amount at Value $416,750)
9	Gas Oil Future	39,200
	(Underlying Face Amount at Value $607,050)
18	Soybean Oil Future	8,466
	(Underlying Face Amount at Value $354,024)
15	Wheat Future	(11,125)
	(Underlying Face Amount at Value $441,750)
21	World Sugar #11	24,763
	(Underlying Face Amount at Value $366,677)
	TOTAL OPEN FUTURES CONTRACTS SHORT	166,416

	TOTAL NET UNREALIZED APPRECIATION FROM OPEN FUTURES CONTRACTS	133,270

See accompanying notes to consolidated financial statements.

7

Inflation Hedges Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2014

*	Non-Income producing security.

+	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2014.

^	Part or all of this security is a holding in North Peak Asset Management Fund Limited.

**	Part or all of this security is a holding in North Peak Asset Management Fund Limited II.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $11,724,242 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$248,682
Unrealized depreciation	(358,316)
Net unrealized depreciation	$(109,634)

Portfolio Composition as of November 30, 2014 (Unaudited)

Percent of Net Assets
Debt Fund	29.47%
Short-term Investment	22.54%
Energy	21.26%
Basic Materials	11.76%
Industrial	5.47%
Consumer, Non-cyclical	2.72%
Utilities	0.75%
Consumer, Cyclical	0.70%
Other Assets in Excess of Liabilities	5.33%
Net Assets	100.00%

See accompanying notes to consolidated financial statements.

8

Inflation Hedges Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
November 30, 2014

ASSETS
Investment securities:
At cost	$11,742,786
At value	11,614,608
Foreign Cash (Cost $6,389)	6,065
Receivable from investment advisor	25,394
Receivable for securities sold	68,395
Deposits with Broker	493,371
Futures unrealized appreciation	234,564
Dividends and interest receivable	9,982
Prepaid expenses and other assets	19,470
TOTAL ASSETS	12,471,849

LIABILITIES
Payable for securities purchased	67,299
Payable for fund shares purchased	64
Distribution (12b-1) fees payable	254
Futures unrealized depreciation	101,294
Fees payable to other affiliates	2,126
Accrued expenses and other liabilities	24,437
TOTAL LIABILITIES	195,474
NET ASSETS	$12,276,375

Net Assets Consist Of:
Paid in capital	$12,382,532
Accumulated net investment income	77,865
Accumulated net realized loss from security transactions and foreign currency translations	(188,543)
Net unrealized appreciation on Investments, Future Contracts, and Foreign Currency	4,521
NET ASSETS	$12,276,375

Class I Shares:
Net Assets	$10,991,539
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,098,628
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)*	$10.00

Class R Shares:
Net Assets	$1,280,091
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	128,231
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)*	$9.98

Class C Shares:
Net Assets	$4,745
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	465
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)*	$10.20

*	The Fund charges a redemption fee of 2% on redemptions of shares held for less then 60 days.

See accompanying consolidated notes to financial statements.

9

Inflation Hedges Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended November 30, 2014

INVESTMENT INCOME
Dividends (Less $5,487 Foreign tax withholding)	$255,013
Interest	309
TOTAL INVESTMENT INCOME	255,322

EXPENSES
Investment advisory fees	156,863
Registration fees	22,476
Administrative services fees	37,300
Audit fees	13,001
Accounting services fees	27,600
Transfer agent fees	23,226
Legal fees	68,862
Custodian fees	32,380
Professional Fees	21,122
Printing and postage expenses	26,104
Trustee Fees	8,441
Insurance expense	513
Distribution (12b-1) fees- Class R	3,459
Miscellaneous expenses	3,416
Non 12b-1 shareholder servicing fee	2,700
Distribution (12b-1) fees- Class C	101
TOTAL EXPENSES	447,564
Fees waived/expenses reimbursed by the Advisor	(281,808)
NET EXPENSES	165,756

NET INVESTMENT INCOME	89,566

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments	(59)
Foreign currency transactions	(2,383)
Futures	(146,629)
Net realized loss	(149,071)
Net change in unrealized appreciation (depreciation) of:
Investments	(191,860)
Foreign currency transactions	(655)
Futures	133,270
Net unrealized depreciation	(59,245)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(208,316)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(118,750)

See accompanying consolidated notes to financial statements.

10

Inflation Hedges Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	November 30, 2014	November 30, 2013 *
FROM OPERATIONS
Net investment income	$89,566	$14,011
Net realized loss on investments	(149,071)	(49,195)
Net change in unrealized appreciation (depreciation) of investments, foreign currency transactions and futures	(59,245)	63,766
Net increase (decrease) in net assets resulting from operations	(118,750)	28,582

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class I:	(15,950)	—
Class R:	(39)	—
Net decrease in net assets from distributions to shareholders	(15,989)	—
FROM SHARES OF BENEFICIAL INTEREST
Class I:
Proceeds from shares sold	7,958,435	6,522,404
Net asset value of shares issued in reinvestment of distributions	15,832	—
Redemption fee proceeds	911	306
Payments for shares redeemed	(3,223,018)	(226,741)
Net increase in net assets from shares of beneficial interest	4,752,160	6,295,969
Class R:
Proceeds from shares sold	2,075,480	47,050
Net asset value of shares issued in reinvestment of distributions	39	—
Redemption fee proceeds	53	3
Payments for shares redeemed	(791,836)	(40)
Net increase in net assets from shares of beneficial interest	1,283,736	47,013
Class C:
Proceeds from shares sold	31,020	—
Redemption fee proceeds	2	—
Payments for shares redeemed	(27,368)	—
Net increase in net assets from shares of beneficial interest	3,654	—

Net increase in net assets from shares of beneficial interest	6,039,550	6,342,982

TOTAL INCREASE IN NET ASSETS	5,904,811	6,371,564

NET ASSETS
Beginning of Period	6,371,564	—
End of Period +	$12,276,375	$6,371,564
+ Includes accumulated undistributed net investment income of:	$77,865	$14,058

SHARE ACTIVITY
Class I
Shares Sold	778,615	654,127
Shares Reinvested	1,600	—
Shares Redeemed	(313,130)	(22,584)
Net increase in shares of beneficial interest outstanding	467,085	631,543
Class R
Shares Sold	203,654	4,731
Shares Reinvested	4	—
Shares Redeemed	(80,154)	(4)
Net increase in shares of beneficial interest outstanding	123,504	4,727

Class C
Shares Sold	3,097	—
Shares Redeemed	(2,632)	—
Net increase in shares of beneficial interest outstanding	465	—

*	The Fund commenced operations on February 12, 2013.

See accompanying consolidated notes to financial statements.

11

Inflation Hedges Strategy Fund - Class I
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	For the	For the
	Year Ended	Period Ended
	November 30, 2014	November 30, 2013 (1)

Net asset value, beginning of period	$10.01	$10.00

Activity from investment operations:
Net investment income (2)	0.10	0.02
Net realized and unrealized loss on investments	(0.08)	(0.01)
Total from investment operations	0.02	0.01
Less distributions from:
Net investment income	(0.03)	—
Total distributions	(0.03)	—

Redemptions fees (9)	0.00	0.00

Net asset value, end of period	$10.00	$10.01

Total return (3)	0.15%	0.10%

Net assets, end of period (000s)	$10,992	$6,324

Ratio of expenses to average net assets:
Before reimbursement (5,6,7)	4.53%	8.22%
Net of reimbursement (5,7)	1.65%	1.70%

Ratio of net investment income to average net assets: (5,7,8)	0.93%	0.45%

Portfolio Turnover Rate (4)	128%	41%

(1)	Class I commenced operations on February 12, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods of less than one year.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Less then 0.01 per share

See accompanying consolidated notes to financial statements.

12

Inflation Hedges Strategy Fund - Class R
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	For the	For the
	Year Ended	Period Ended
	November 30, 2014	November 30, 2013 (1)

Net asset value, beginning of period	$10.00	$10.00

Activity from investment operations:
Net investment income (2)	0.08	0.01
Net realized and unrealized loss on investments	(0.09)	(0.01)
Total from investment operations	(0.01)	—
Less distributions from:
Net investment income	(0.01)	—
Total distributions	(0.01)	—

Redemptions fees (9)	0.00	0.00

Net asset value, end of period	$9.98	$10.00

Total return (3)	(0.12)%	0.00%

Net assets, end of period (000s)	$1,280	$47

Ratio of expenses to average net assets:
Before reimbursement (5,6,7)	4.78%	8.47%
Net of reimbursement (5,7)	1.90%	1.95%

Ratio of net investment income to average net assets: (5,7,8)	0.68%	0.20%

Portfolio Turnover Rate (4)	128%	41%

(1)	Class R commenced operations on February 12, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods of less than one year.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Less then 0.01 per share

See accompanying consolidated notes to financial statements.

13

Inflation Hedges Strategy Fund - Class C
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

For the
Period Ended
November 30, 2014 (1)

Net asset value, beginning of period	$9.97

Activity from investment operations:
Net investment income (2)	0.01
Net realized and unrealized loss on investments	0.22
Total from investment operations	0.23

Redemptions fees (9)	0.00

Net asset value, end of period	$10.20

Total return (3,4)	2.31%

Net assets, end of period	$5

Ratio of expenses to average net assets:
Before reimbursement (5,6,7)	5.53%
Net of reimbursement (5,7)	2.65%

Ratio of net investment income to average net assets: (5,7,8)	(0.07)%

Portfolio Turnover Rate (4)	128%

(1)	Class C commenced operations on December 2, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods of less than one year.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Less then 0.01 per share

See accompanying consolidated notes to financial statements.

14

Inflation Hedges Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
November 30, 2014

1.	ORGANIZATION

Inflation Hedges Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek to provide current income and real (after inflation) total returns. The Fund currently offers Class I, Class R and Class C shares. Class I and Class R commenced operations on February 12, 2013. Class C commenced operations on December 2, 2013. All Classes are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed end investment company purchased by the Fund will not change.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be

15

Inflation Hedges Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
November 30, 2014 (Continued)

unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

16

Inflation Hedges Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
November 30, 2014 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments:
Common Stock*	$5,233,110	$—	$—	$5,233,110
Exchange-Traded Funds	3,615,975	—	—	3,615,975
Short-Term Investment	2,765,523	—	—	2,765,523
Derivatives:
Futures	133,270			133,270
Total	$11,747,878	$—	$—	$11,747,878

There were no transfers into or out of Level 1, Level 2, and Level 3 during the current period presented.

It is the Fund’s policy to record transfers into and out of any Level at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for Industry classifications.

Consolidation of Subsidiaries – North Peak Asset Management Fund Limited (NPAMFL) – The Consolidated Portfolio of Investments, Consolidated Statement of Asset and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Fund includes the accounts of NPAMFL, a wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in the controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

NPAMFL will utilize commodity futures, options on futures, swap contracts and structured notes to facilitate the Fund’s pursuit of its investment objective. In accordance with its investment objective and through its exposure to the aforementioned commodity based products, NPAMFL may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s prospectus.

Consolidation of Subsidiaries – North Peak Asset Management Fund Limited II (NPAMFL II) – The

17

Inflation Hedges Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
November 30, 2014 (Continued)

Consolidated Portfolio of Investments, Consolidated Statement of Asset and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Fund includes the accounts of NPAMFL II, a wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in the controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

NPAMFL II will utilize commodity futures, options on futures, swap contracts and structured notes to facilitate the Fund’s pursuit of its investment objective. In accordance with its investment objective and through its exposure to the aforementioned commodity based products, NPAMFL II may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s prospectus.

A summary of the Fund’s investment in the CFCs are as follows:

		CFC Net Assets at	% Of Fund Net Assets at
	Inception Date of CFC	November 30, 2014	November 30, 2014
NPAMFL	4/15/2014	$588,124	4.79%
NPAMFL II	3/18/2013	$100	0.00%*

*	Less than 0.01%

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year (2013), or expected to be taken in the Fund’s 2014 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes

18

Inflation Hedges Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
November 30, 2014 (Continued)

significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statements of Operations. For the year ended November 30, 2014, the Fund had a net realized loss of $2,301 on forward currency contracts.

Futures Contracts – The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Amounts reflected as deposits with brokers in the Statement of Assets and Liabilities include restricted balances held with the broker as collateral. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

19

Inflation Hedges Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
November 30, 2014 (Continued)

Disclosures About Offsetting Assets and Liabilities – The following table presents the Fund’s asset and liability derivatives available for offset under a master netting arrangement net of collateral pledged as of November 30, 2014:

		Gross Amounts of Assets Presented in
Assets:		the Statement of Assets & Liabilities
	Gross Amounts
	Recognized in	Financial
	Statement of Assets	Instruments	Cash Collateral	Net Amount of
Description	and Liabilities	Pledged	Pledged	Assets
Futures Contracts	$234,564	$101,294	$—	$133,270
Total	$234,564	$101,294	$—	$133,270

Liabilities:
	Gross Amounts
	Recognized in	Financial
	Statement of Assets	Instruments	Cash Collateral	Net Amount of
Description	and Liabilities	Pledged	Pledged	Assets
Futures Contracts	$101,294	$101,294	$—	$—
Total	$101,294	$101,294	$—	$—

Derivatives Disclosure – Fair Values of Derivative Instruments in the Fund as of November 30, 2014:

	Asset Derivatives
	Statement of
Contract Type/	Assets and Liabilities
Primary Risk Exposure	Location	Fair Value

Commodity contracts:
Futures	Futures unrealized appreciation Assets - Net Unrealized Appreciation	234,564
	Liabilities - Net Unrealized Depreciation	(101,294)
		$133,270	*

*	Represents cumulative appreciation/(depreciation) on futures contracts as reported in the Portfolio of Investments.
20

Inflation Hedges Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
November 30, 2014 (Continued)

The effect of Derivative Instruments on the Consolidated Statement of Operations for the year ended November 30, 2014:

			Unrealized
		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Commodity contracts	Net realized gain (loss) from futures contracts	$(99,992)
	Net change in unrealized appreciation (depreciation) from futures contracts		$133,270

Foreign Exchange Contracts	Net realized gain (loss) from foreign currency contracts	(2,301)
	Net change in unrealized appreciation (depreciation) from foreign currency contracts		(655)

Interest rate contracts	Net realized gain (loss) from futures contracts	(46,637)

Total		$(148,930)	$132,615

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $14,013,254 and $9,870,815, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

North Peak Asset Management, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Trust, on behalf of the Fund, has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Trust, on behalf of the Fund, the Advisor, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.60% of the Fund’s average daily net assets. For the year ended November 30, 2014, the Fund incurred $156,863 of advisory fees.

21

Inflation Hedges Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
November 30, 2014 (Continued)

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until March 1, 2015 to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that total expenses incurred (excluding brokerage fees and commissions, acquired fund fees and expenses, borrowing costs, interest and tax expenses, dividends on short positions and extraordinary expenses) do not exceed 1.63%, 1.88% and 2.63% for Class I, Class R and Class C shares, respectively, with respect to the average daily net assets for each share class. These amounts will herein be referred to as the “expense limitations.”

The Fund had the following expense limitations in place pursuant to Board approval during the period:

Class I

Effective Date	Expense Limitation
2/12/2013
(Commencement of operations)	1.70%
3/31/2014	1.63%

Class R

Effective Date	Expense Limitation
2/12/2013
(Commencement of operations)	1.95%
3/31/2014	1.88%

Class C

Effective Date	Expense Limitation
12/2/2013
(Commencement of operations)	2.70%
3/31/2014	2.63%

For the year ended November 30, 2014, expenses of $281,808 incurred by the Fund were waived by the Advisor.

If the Advisor waives any fee or reimburses any expenses pursuant to the Waiver agreement, and the Fund’s operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expense to exceed the respective expense limitation. If any Fund’s operating expenses subsequently exceed the respective expense limitation, the reimbursements for the Fund shall be suspended.

As of November 30, 2014, the following amounts are subject to recapture by the Advisor by November 30 of the following years:

2017	2016	Totals
$281,808	$201,342	$483,150

Sub-advisory services were provided to the Funds, pursuant to agreements between the Advisor and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Advisor compensated the sub-advisers based on the portion of the Fund’s average daily net assets which they had been allocated to manage.

22

Inflation Hedges Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
November 30, 2014 (Continued)

Parametric Portfolio Associates, LLC

Mellon Capital Management Corporation

The Boston Company Asset Management, LLC

City of London Investment Management Company

NBW Capital, LLC (formerly Taylor Investment Counselors, LLC)

Distributor – The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated at an annual rate of 0.25% and 1.00% of the average daily net assets for Class R shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the year ended November 30, 2014, pursuant to the Plan, Class R and Class C shares paid $3,459 and $101, respectively.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) – Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 60 days or if shares are redeemed for failure to maintain the Fund’s minimum account balance requirement. The redemption fee is paid directly to the Fund. For the year ended November 30, 2014, the Fund assessed $911, $53, and $2 in redemption fees for Class I, Class R, and Class C shares, respectively.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of November 30, 2014 NFS LLC FEBO USAA Federal Savings Bank, an account holding shares for the benefit of others in nominee name, held approximately 100% of the voting securities of Class C. The Fund has no knowledge as to whether all or any portion of the shares owned on record by NFS LLC FEBO USAA Federal Savings Bank are also owned beneficially by any party who would be presumed to control the fund.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the PowerShares Senior Loan Portfolio, (the “PowerShares Fund”) and BlackRock Liquidity Funds T-Fund Portfolio (the “BlackRock Fund”). The Fund may redeem its

23

Inflation Hedges Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
November 30, 2014 (Continued)

investment from the PowerShares Fund or the BlackRock Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the PowerShares Fund and the BlackRock Fund. The financial statements of the PowerShares Fund or the BlackRock Fund, including the portfolio of investments, can be found at www.invescopowershares.com and www.blackrock.com, respectively, or the Securities and Exchange Commission’s website, www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of November 30, 2014 the percentage of the Fund’s net assets invested in the PowerShares Fund and the BlackRock Fund was 29.45% and 22.53%, respectively.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the year ended November 30, 2014 was as follows:

Fiscal Year Ended
November 30, 2014
Ordinary Income	$15,989

The Fund had no distributions for the period ended November 30, 2013.

As of November 30, 2014, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed	Other	Post October Loss	Unrealized	Total
Ordinary	Book/Tax	and	Appreciation/	Accumulated
Income	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$33,690	$(11,876)	$(17,766)	$(110,205)	$(106,157)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized losses, and unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales, and tax adjustments for partnerships, return of capital distributions from C-Corporations and the Fund’s wholly-owned subsidiary.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $17,766.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses) and adjustments for real estate investment trusts, partnerships and return of capital distributions from C-Corporations, resulted in reclassifications for the year ended November 30, 2014 as follows:

Undsitributed	Accumulated
Net Investment	Net Realized
Income	Gain (Loss)
$(9,770)	$9,770
24

Inflation Hedges Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
November 30, 2014 (Continued)

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Northern Lights Fund Trust II and
Shareholders of
Inflation Hedges Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities of Inflation Hedges Strategy Fund, a series of Northern Lights Fund Trust II (the “Trust”), including the consolidated portfolio of investments, as of November 30, 2014, and the related consolidated statement of operations for the year then ended and the consolidated statements of changes in net assets and consolidated financial highlights for the year then ended and the period February 12, 2013 (commencement of operations) through November 30, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Inflation Hedges Strategy Fund as of November 30, 2014, and the results of its consolidated operations for the year then ended and the consolidated changes in its net assets and the consolidated financial highlights for the year then ended and the period February 12, 2013 through November 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2015
26

Inflation Hedges Strategy Fund
EXPENSE EXAMPLES
November 30, 2014 (Unaudited)

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expense Paid
	Account Value	Account Value	Expense	During Period
	6/1/14	11/30/14	Ratio	6/1/14-11/30/14 *
Actual
Class I	$1,000.00	$959.70	1.65%	$8.11
Class R	$1,000.00	$958.70	1.90%	$9.33
Class C	$1,000.00	$982.70	2.65%	$13.17
Hypothetical
(5% return before expenses)
Class I	$1,000.00	$1,016.80	1.65%	$8.34
Class R	$1,000.00	$1,015.54	1.90%	$9.60
Class C	$1,000.00	$1,011.78	2.65%	$13.36

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended November 30, 2014 (183) divided by the number of days in the fiscal year (365).

27

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 20-21, 2014, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of a Sub-Advisory Agreement between North Peak Asset Management, LLC (North Peak”) and NBW Capital, LLC (formerly Taylor Investment Counselors, LLC (“Taylor”), with respect to the Inflation Hedges Strategy Fund (“Inflation Hedges”) (the “NBW Sub-Advisory Agreement”).

Based on their evaluation of the information provided by NBW, in conjunction with the Inflation Hedges’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the NBW Sub-Advisory Agreement with respect to Inflation Hedges.

In advance of the Meeting, the Board requested and received materials to assist them in considering the NBW Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the NBW Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the NBW Sub-Advisory Agreement and fee information. The materials also included due diligence materials relating to NBW (including due diligence questionnaires completed by NBW, select financial information of NBW, bibliographic information regarding NBW’s key management and investment advisory personnel, and a profitability analyses by North Peak) as well as other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the NBW Sub-Advisory Agreement. In addition to the materials described above, the Board reviewed: (i) the nature and quality of the investment advisory services to be provided by NBW, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and investment style of NBW; (iii) the performance history of NBW; and (iv) NBW’s financial condition, history of operations and ownership structure. In considering the approval of the NBW Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services provided by NBW, the Board noted the experience of the portfolio management and research personnel of NBW, including its experience in the investment field, education and industry credentials. The Board discussed the financial condition of NBW and reviewed supporting materials. The Board reviewed the presentation materials prepared by NBW describing their investment process. The Board discussed NBW’s compliance structure and broker selection process. The Board concluded that NBW had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the NBW Sub-Advisory Agreement.

Performance. The Board, including the Independent Trustees, noted that NBW does not manage any other fund or account with a similar investment strategy and therefore could not consider NBW’s past performance.

Fees, Expenses and Profitability. As to the costs of the services to be provided and profits to be realized by NBW, the Board discussed the sub-advisory fees and considered that NBW is to be paid by North Peak out of its advisory fees and not by Inflation Hedges. The Board concluded that the sub-advisory fee to be paid to NBW was reasonable in light of the anticipated quality of the services to be performed by it. The Board also believed, based on information that North Peak provided, that the NBW Sub-Advisory Agreement has been negotiated at arm’s-length between North Peak and NBW. As to profitability, the Board discussed the total fees to be paid, and expected to be paid to NBW based on Inflation Hedges’ current assets. The Board further noted that, because all sub-advisory fees are paid by North Peak, the overall advisory fees paid by Inflation Hedges are not directly affected by the sub-advisory fee. Consequently, the Board did not consider the costs of services provided by NBW or its profitability to be significant factors. The Board, however, did review and consider the impact of hiring Taylor on North Peak’s profitability and concluded such impact and North Peak’s profitability to be reasonable. Based on all these factors,

28

the Board concluded that the sub-advisory fees to be paid under the NBW Sub-Advisory Agreement were reasonable in light of the services to be provided thereunder.

Economies of Scale. Since the sub-advisory fee is not paid by Inflation Hedges and the fact that Inflation Hedges has a very small asset base, the Board did not consider whether the sub-advisory fee should reflect any potential economies of scale that might be realized as Inflation Hedges’ assets increase.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the NBW Sub-Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from NBW as the Board believed to be reasonably necessary to evaluate the terms of the NBW Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the NBW Sub-Advisory Agreement, (a) the terms of the NBW Sub-Advisory Agreement are reasonable; (b) the sub-advisory fee is reasonable; and (c) the NBW Sub-Advisory Agreement is in the best interests of Inflation Hedges and its shareholders. In considering the approval of the NBW Sub-Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the NBW Sub-Advisory Agreement was in the best interest of Inflation Hedges and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the NBW Sub-Advisory Agreement.

29

Inflation Hedges Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2014

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	30	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	30	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	30	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	30	Orizon Investment Counsel (financial services company) Board Member

11/30/14-NLII-V3

30

Inflation Hedges Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (since 2012), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (since 2008), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Gemcom, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (since 2013) of NorthStar Holdings, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	30	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (2004 - 2012).	N/A	N/A

James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003 - 2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012)	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Gemcom, LLC (the Fund’s Edgar and printing service provider).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-294-7538.

11/30/14-NLII-V3

31

Privacy Policy

Rev. January 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    Gemcom, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-294-7538 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-294-7538.

INVESTMENT ADVISOR
North Peak Asset Management, LLC
457 Washington St.
Duxbury, MA 02332

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2014 - $12,500

2013 - $12,500

(b)	Audit-Related Fees
2014 - None

2013 – None

(c)	Tax Fees

2014 - $2,500

2013 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2014 – None

2013 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2014           2013

Audit-Related Fees:         0.00%        0.00%

Tax Fees:                        0.00%        0.00%

All Other Fees:                0.00%        0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $2,500

2013 – $2,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

*/s/ Kevin E. Wolf

Kevin E. Wolf, President

Date 2/6/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ Kevin E. Wolf

Kevin E. Wolf, President

Date 2/6/15

By (Signature and Title)

*/s/ Erik Naviloff

Erik Naviloff, Treasurer

Date 2/6/15